UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  December 10, 2024

REGENEREX PHARMA, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-53230	98-0479983
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

5348 Vegas Drive #177

Las Vegas, NV 89108

(Address of principal executive offices)

(877) 761-7479
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
Common	RGPX	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.[ ]

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Election of Director

Effective December 6th, 2024, Mr. J. Kenneth Hazen has been appointed to the Board of Directors of the Company.

Mr. Hazen is a distinguished leader in the logistics and supply chain industry, currently serving as the President and CEO of CTSI-Global. With a B.B.A. in Marketing from the University of Memphis, Hazen has been recognized for his exceptional contributions to the field, including being one of 100 graduates chosen to represent the university's "Centennial Class" in 2012. Under his leadership, CTSI-Global has received numerous accolades, such as the Top 100 Logistics I.T. Provider and Top 100 3PL Provider by Inbound Logistics23. Hazen's expertise is further highlighted by his involvement in various advisory boards and professional organizations, including the CSCMP, the Association for Supply Chain Management, and the Greater Memphis Chamber.

Resignation of Certain Directors and Officers.

Effective December 6th, 2024, Ms. Deborah L. Pilant resigned her position as Chief Financial Officer, Secretary/Treasurer and Board of Directors of the Company due to her retirement.

Appointment of Certain Officers.

Effective December 6th, 2024 Mr. Brent Wilson has been appointed to serve as Chief Financial Officer for the Company.

Mr. Brent Wilson, CPA graduated cum laude from Millsaps College in 1994.  He has 30 years of experience in accounting and organizational leadership.  He began his professional career with international accounting firm KPMG where he audited public and private companies mainly in the manufacturing, retail and distribution industries.

In 2004, Mr. Wilson began his CFO career and has worked with a diverse range of companies across various industries. His expertise lies in developing and implementing financial strategies that drive growth and increase profitability while mitigating risks.  Brent has a proven track record of managing large budgets and investments, leading financial planning and analysis, and overseeing financial reporting and accounting functions.

Effective December 6th 2024 Dr. Lee Ori has been appointed to serve as Secretary/Treasurer of the Company for the coming year.

Dr. Lee Ori is a Board of Director of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

REGENEREX PHARMA, INC.

Date: December 10, 2024	By:	/s/ Gregory Pilant
Gregory Pilant
Chief Executive Officer